PARNASSUS FUNDS®

QUARTERLY REPORT  ◾  MARCH 31, 2018

PARNASSUS FUNDS

Parnassus FundSM
Investor Shares	PARNX
Institutional Shares	PFPRX

Parnassus Core Equity FundSM
Investor Shares	PRBLX
Institutional Shares	PRILX

Parnassus Endeavor FundSM
Investor Shares	PARWX
Institutional Shares	PFPWX

Parnassus Mid Cap FundSM
Investor Shares	PARMX
Institutional Shares	PFPMX

Parnassus Fixed Income FundSM
Investor Shares	PRFIX
Institutional Shares	PFPLX

PARNASSUS FUNDS	Quarterly Report • Q1 2018

May 4, 2018

Dear Shareholder,

The stock market started 2018 by posting modest quarterly losses. The S&P 500 dropped 0.76% and the Russell Midcap Index fell 0.46%. More important than these minor drops was the return of volatility. A daily move up or down 1% or more for the S&P 500 occurred 22 times in the first quarter. This compares to just eight such occurrences for all of 2017.

The best performing Parnassus Fund so far this year is our largest offering, the Parnassus Core Equity Fund. During the quarter, the investor shares of this Fund posted a loss of 0.27%, which easily outpaced its Lipper peer group’s return of negative 2.53% and slightly beat the S&P 500’s return. Our other Funds lagged their respective indexes, but we’re confident that they will bounce back as the year progresses.

In the pages that follow, you’ll read about what drove our Funds’ returns for the first quarter and our portfolio managers’ outlooks for the rest of 2018. I hope you find these reports interesting and informative.

Wells Fargo

During the first quarter, the portfolio managers responsible for the Parnassus Funds’ investment in Wells Fargo decided to sell the stock. We did so after learning about even more problems at the company. The latest news is that Wells Fargo’s wealth management business is under federal investigation. Even more troubling was a consent order released February 2nd by the Federal Reserve’s Board of Governors. Per this order, Wells Fargo cannot grow its balance sheet until the fourth quarter of 2018, and potentially longer if the bank does not sufficiently improve its governance and risk management. The Federal Reserve has access to far more information about Wells Fargo’s operations than we do, so we take their stern rebuke to mean that the bank still has a long way to go on its path to redemption.

Now that we’ve ended our investment with Wells Fargo, I wanted to explain why we held onto the shares for as long as we did. The key reason is that we thought Wells Fargo’s remedies would be more effective than they have proven to be so far. An encouraging early step came in October of 2016, when the board of directors replaced former CEO John Stumpf and clawed back tens of millions of dollars of his compensation. Other senior executives deemed most responsible for the “fake accounts” scandal met a similar fate. On the direction of current CEO Tim Sloan, the bank then proceeded to make major changes to incentive programs and internal reporting related to risk and customer complaints.

From the day Wells Fargo’s ethical lapses became national news back in September of 2016 to this most recent quarter, our team has engaged with management. Along with plenty of chastisement, we offered specific, constructive advice and encouragement. We did this because a reformed Wells Fargo is clearly good for society, as the bank has millions of customers and hundreds of thousands of employees. Given Parnassus’ fairly large ownership stake in the bank and 34-year history of responsible investing, we thought we could make a meaningful impact on management’s sense of urgency, if nothing else. I’m disappointed that our team didn’t get the results we expected from our engagement, but I’m proud of our efforts nonetheless.

Finally, I want to thank those of you who expressed your displeasure at our decision to engage with Wells Fargo, rather than to sell earlier. There were many of you, and we heard your voices. The voice of our customer is very important to us, and we appreciate when you raise it.

Sincerely,

Benjamin E. Allen President and CEO

Quarterly Report • Q1 2018	PARNASSUS FUNDS

PARNASSUS FUND

Ticker: Investor Shares - PARNX

Ticker: Institutional Shares - PFPRX

As of March 31, 2018, the net asset value (“NAV”) of the Parnassus Fund – Investor Shares was $46.62, resulting in a loss of 3.42% for the first quarter. This compares to a decline of 0.76% for the S&P 500 Index (“S&P 500”) and a loss of 0.75% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”).

Below is a table that summarizes the performance of the Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods ended March 31, 2018.

Parnassus Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended March 31, 2018

Parnassus Fund Investor Shares	6.70	7.45	13.16	11.09	0.84	0.84

Parnassus Fund Institutional Shares	6.85	7.60	13.25	11.14	0.69	0.69

S&P 500 Index	13.99	10.78	13.31	9.49	NA	NA

Lipper Multi-Cap Core Average	12.48	7.85	11.22	8.20	NA	NA

The average annual total return for the Parnassus Fund-Institutional Shares from commencement (April 30, 2015) was 7.82%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

First Quarter Review

The Parnassus Fund – Investor Shares fell 3.42% for the quarter, trailing the S&P 500 by 266 basis points (one basis point is 1/100th of one percent). Sector allocation helped our relative performance, with the most beneficial effects coming from our underweight positions in energy, consumer staples and telecommunication services, the three worst performing sectors. However, poor stock selection overwhelmed the benefits accrued from our sector weightings. Our worst performer was Patterson Companies, a distributor of dental and animal health products. The stock cut 106 basis points from the Fund’s return, as it plummeted 38.5% from $36.13 to $22.23. Shares plunged after the company reported disappointing sales and lowered guidance. The company experienced a sharp decline in demand for its dental consumables and equipment due to the loss of exclusivity with its largest manufacturing partner, Dentsply Sirona. On top of this issue, Patterson experienced disruption from its internal sales force changes and increased competition from online players such as Amazon. We’re disappointed with the company’s performance but hopeful that newly appointed CEO, Mark Walchirk, will move with a sense of urgency to improve performance and drive sustainable earnings growth.

Shares of Alliance Data Systems, a leading digital marketing firm and credit card issuer, subtracted 86 basis points from the Fund’s return as its shares fell 16.0% from $253.48 to $212.86. The stock dropped because the company’s credit card charge-offs were higher than investors expected. While the elevated loss rate was disappointing, Alliance Data’s portfolio remains highly profitable and its industry-leading growth rate should still generate very attractive returns. We believe that investors over-reacted to the bad news, so we took advantage of the opportunity and increased our position at bargain-basement prices.

PARNASSUS FUNDS	Quarterly Report • Q1 2018

Dentsply Sirona is one of the largest manufacturers of dental equipment and consumables. Its stock sank 23.6% from $65.83 to $50.31, cutting 63 basis points from the Fund’s return. Investors were surprised by the company’s decision to replace its interim CEO, which followed broader turnover at the end of last year. Shares fell further after the company provided lower than expected earnings guidance, reflecting increased investments in its sales force and product development. Despite the recent challenges, we believe the newly appointed management team is focusing on the right strategic actions to deliver sustainable growth over the long-term. We expect the stock to rebound as the company benefits from its sales force investments, a robust pipeline of innovative imaging and implant offerings, and synergies between its Sirona and Dentsply segments.

Our biggest winner was Motorola Solutions, the largest global provider of mission-critical communications solutions. Shares rose 16.6% from $90.34 to $105.30, adding 65 basis points to the Fund’s return. The stock surged after the company reported revenue and earnings that exceeded expectations, as recent natural disasters and terrorist threats have emphasized the importance of dedicated, secure and resilient communications networks for public safety professionals. Investors also cheered the acquisition of Avigilon, a provider of video surveillance systems, as Motorola’s reputation and relationships should stimulate Avigilon’s growth.

Auto insurer Progressive contributed 45 basis points to the Fund’s return as its shares increased 8.2% from $56.32 to $60.93. The stock rose alongside the company’s earnings, as Progressive’s bundled home and auto insurance package is gaining market share, while its policy loss rates remain low.

Semiconductor giant Intel added 41 basis point to the Fund’s return, as its stock jumped 12.8% from $46.16 to $52.08. The stock dropped in January due to concerns over a chip security flaw, but bounced back after management reassured investors that the financial impact was immaterial, and revealed updated chip designs to address the security and performance concerns. The stock continued to move higher after Intel reported stellar earnings, as the company achieved its most profitable quarter ever due to broad-based demand for its high-performance products.

Outlook and Strategy

After nine consecutive quarterly gains, the S&P 500 did something different during the first quarter of 2018 – it fell. While a loss of 0.76% doesn’t sound like much, the intra-quarter activity was more volatile.

Parnassus Fund as of March 31, 2018 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

The market started the year on a tear, ripping 5.6% higher in its best January since 1997. In February, stocks tumbled 10% from their all-time highs due to concerns over inflation and rising interest rates, before regaining some of their lost ground as those fears proved premature. The market fell again to end the quarter, as investors worried about President Trump’s protectionist trade policies and a flattening yield curve as long-term interest rates declined.

While economies around the world are growing, and America’s already robust economy is now being stimulated by tax reform, the stock market is judged against future expectations. After the nine-year bull market pushed the S&P 500 to an all-time high, expectations are similarly high, and we weren’t surprised by the increased volatility. We were surprised, however, that Growth continued to outperform Value, as the S&P 500 Growth Index’s 1.9% return during the quarter trounced the 3.6% loss of the S&P 500 Value Index. Our contrarian strategy continued to be out of favor in this momentum-driven market.

However, some chinks are starting to appear in the armor of the large capitalization technology stocks that have been leading the Growth Index, and the overall market, higher. Facebook is dealing with a data scandal that could open the door to government regulation of personal data. President Trump has attacked Amazon, claiming it is taking advantage of the U.S. Postal Service while bankrupting other retailers. Meanwhile, several high-profile crashes of autonomous cars have caused the

Quarterly Report • Q1 2018	PARNASSUS FUNDS

industry to pump the brakes on the technology, a negative development for companies like Tesla and chip manufacturer Nvidia. We don’t own any of these high-flying stocks due to their extreme valuations, and we believe our portfolio should significantly outperform when investor sentiment rotates back in favor of Value.

During the quarter, we reduced the Fund’s technology weighting by selling IBM and trimming KLA-Tencor, the semiconductor equipment manufacturer. This is the first time the Parnassus Fund has been underweight the technology sector since 2004, due to our view that the sector’s rich valuations and high expectations don’t reflect its cyclicality. We also sold Wells Fargo, as Ben Allen described in the cover letter, but we maintained our overweight in the financial sector by increasing our positions in First Horizon, the Tennessee-based bank, and data provider Thomson Reuters. We continue to believe that interest rates are more likely to rise than fall, which should benefit all of our financial holdings. We initiated a position in CVS Health, the drug store operator. We believe the proposed acquisition of health insurer Aetna will transform CVS into a vertically integrated health care company, which should enable more coordinated care and greater savings for patients and the health care system. Amazingly, we were able to invest in this industry leader for less than 10x forward earnings estimates.

In our 34 years of managing the Fund, we’ve never seen a “perfect year” like 2017 before, where the market rose in every single month. Already in 2018, we’ve seen the return of a more typical market environment, characterized by ups-and-downs and volatility. We’re seeing signs that the momentum trade is beginning to unwind, which gives us confidence that our contrarian strategy is poised to outperform. We’re excited about our Fund’s prospects for the remainder of 2018.

Yours truly,

Jerome L. Dodson	Robert J. Klaber	Ian E. Sexsmith
Lead Portfolio Manager	Portfolio Manager	Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q1 2018

PARNASSUS CORE EQUITY FUND

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of March 31, 2018, the net asset value (NAV) of the Parnassus Core Equity Fund – Investor Shares was $42.40. After taking dividends into account, the total return for the first quarter was a loss of 0.27%. This compares to declines of 0.76% for the S&P 500 (“S&P 500”) and 2.53% for the Lipper Equity Income Fund Average, which represents the average equity income funds followed by Lipper (“Lipper average”).

Below is a table that summarizes the performances of the Parnassus Core Equity Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods.

Parnassus Core Equity Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended March 31, 2018

Parnassus Core Equity Fund Investor Shares	11.39	8.76	11.69	10.40	0.87	0.87

Parnassus Core Equity Fund Institutional Shares	11.63	8.98	11.89	10.61	0.64	0.64

S&P 500 Index	13.99	10.78	13.31	9.49	NA	NA

Lipper Equity Income Fund Average	8.48	7.28	9.51	7.71	NA	NA

The average annual total return for the Parnassus Core Equity Fund-Institutional Shares from commencement (April 28, 2006) was 10.12%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Core Equity Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

First Quarter Review

Sector allocations represented a slight headwind to the Fund’s performance relative to the index. Consumer staples and materials were two of the worst performing groups in the S&P 500 for the first quarter; our overweight positions in these sectors had a combined negative effect of just over 50 basis points (a basis point is 1/100th of one percent). The most beneficial allocation effect was our underweight in the energy sector, which lagged the S&P 500 for the quarter.

Each of the Fund’s bottom three performers trimmed the quarterly return by at least 30 basis points. Drugstore chain CVS Health reduced the Fund’s return by 68 basis points as its stock dropped 14.2% from $72.50 to $62.21. Shares fell after the company announced it would invest a significant portion of its tax savings to increase wages and pilot enhanced service offerings, rather than drop the savings to the bottom line. Additionally, investors remain concerned that CVS’s proposed acquisition of Aetna may not gain regulatory approval due to other pending large-scale transactions involving health insurers. Nonetheless, shares are currently trading at a very attractive valuation. CVS has a unique collection of assets, and we believe the company is well positioned to improve care and reduce health care costs with or without Aetna.

UPS dropped 11.3% from $119.15 to $104.66, which reduced the Fund’s return by 35 basis points, as the company announced a major increase in capital spending for this year and noted that it will maintain an elevated level of spending over the next three years. In the short-to-mid-term, the accelerated investments in new sorting facilities, equipment, automation and technology will depress earnings and cash flows. Investors also remained cautious amid headlines reporting that Amazon was developing a potential

Quarterly Report • Q1 2018	PARNASSUS FUNDS

competing delivery service. It seems that the risk of disintermediation is relatively low, given the inherent cost and complexity of a global package delivery network. As of now, Amazon’s recent initiatives are likely aimed primarily at supplementing rather than supplanting existing carriers. UPS is undervalued and margin headwinds should fade due to better pricing and continued network productivity.

Hologic, a leading medical technology company with a focus on women’s health, declined 12.6% from $42.75 to $37.36, slicing 30 basis points from the Fund’s return. The stock slumped after the company provided a disappointing sales outlook for the second quarter, reflecting recent weakness in its surgical and aesthetics segments. We believe investors overreacted because the majority of the company’s sales are derived from the diagnostics and breast health segments, which are performing well. We also expect the company’s effort to improve sales execution and deliver innovative products in its surgical and Aesthetics businesses will boost sales growth over time. Hologic’s long-term growth prospects look solid, driven by upcoming new product cycles, international expansion and an attractive business model supported by a high degree of recurring revenue.

Three stocks added more than 30 basis points to the Fund’s return this quarter. Leading semiconductor company Intel rose 12.8% to $52.08 from $46.16, boosting the Fund’s return by 62 basis points. Intel reported the best quarter in the company’s history, with its data center, internet of things and programmable chips businesses each setting record revenues. The data-centric businesses posted revenue growth of 20%, as the company saw broad-based demand strength with customer preference for high-performance products. The company commented on continued strong spending by cloud and communication service providers for this year. Management also reassured investors that the chip-security flaws Meltdown and Spectre weren’t expected to have any material impact on product costs. Further, the company revealed plans for updated chip designs that will address the security and performance concerns surrounding these vulnerabilities.

Mastercard, the leading payments company, rose 15.7% from $151.36 to $175.16 and added 42 basis points to the Fund’s return. The stock climbed in the first quarter as the company announced 20% revenue

Parnassus Core Equity Fund as of March 31, 2018 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

growth for the fourth quarter of 2017, and expressed its optimism about continued growth in 2018. Mastercard continues to generate strong payment volume growth and, over the long term, has huge opportunities to grow peer-to-peer and business-to-business payments.

Motorola Solutions, the leading global provider of mission-critical communications solutions, added 33 basis points to the Fund’s return as its shares rose 16.6% from $90.34 to $105.30. The stock surged after the company reported revenue and earnings that exceeded expectations, as recent natural disasters and terrorist threats have emphasized the importance of dedicated, secure and resilient communications networks for public safety professionals. Investors also cheered the acquisition of Avigilon, a provider of video surveillance systems, as Motorola’s reputation and relationships should stimulate Avigilon’s growth.

Outlook and Strategy

The big news first quarter was the return of volatility. After nine straight quarters of positive returns, the S&P 500 swung from a gain of 7.55% through January 26th to a loss of 3.32% by February 8th, then finished down 0.76%. The prospect of higher interest rates and renewed geopolitical tensions, such as discussion of tariffs, were stressors that pushed stocks lower. Facebook’s privacy concerns, President Donald Trump’s rhetoric against Amazon and safety setbacks for autonomous driving vehicles sparked additional volatility for several high-flying technology stocks.

PARNASSUS FUNDS	Quarterly Report • Q1 2018

Although volatility increased during first quarter, the economy still looks quite strong. Unemployment claims reached a 45-year low. At the same time, according to ISS Evercore, profits for the S&P 500 are expected to surge 25% for first quarter – a respectable gain of 10% even when adjusted for the impact of tax reform.

As a result, on one hand the economy looks pretty solid, but on the other hand volatility has increased. This is a pattern the Fund has navigated well during the latter part of past economic cycles. Based on its bottom up investment process, the Fund added three holdings and exited three investments during the quarter. Most significantly, these sales, along with our decision to trim a few holdings, reduced technology exposure to 15% of the portfolio versus the S&P 500’s 24%. This is the Fund’s largest technology underweight position since 2004. The Fund sold PayPal, a very successful investment, due to its high valuation, while significantly reducing its Intel and KLA-Tencor positions. While cloud computing, artificial intelligence and new memory chip technologies will be significant growth drivers, these semiconductor companies remain cyclical businesses, and now offer less attractive full-cycle returns.

The Fund remains underweight financial services because most companies offer inadequate upside potential at current valuations. That said, proceeds from the Wells Fargo sale were invested into two competitively advantaged financial institutions. The first is American Express, the world’s largest card issuer by purchase volume. American Express has built a global payments network that generates high returns on equity and maintains its prestigious brand through its best-in-class customer service, innovative digital platform and strong security.

First Republic, a private bank focused on attractive markets, such as San Francisco, New York City, Los Angeles and Boston, was the Fund’s second addition. The bank’s excellent customer service attracts affluent individuals and successful small businesses, which leads to outsized loan growth with pristine credit quality. First Republic’s recent rollout of an innovative student loan refinancing program should attract the next generation of affluent customers and accelerate the bank’s growth.

The Fund maintained its healthcare overweight but sold two smaller investments that had underperformed expectations. Patterson Companies, a leading animal health and dental distribution company experienced continued market share losses, and its turnaround plan seems uncertain. Allergan, a pharmaceutical company, faces increased, long-term threats to its most valuable franchise, Botox.

Consistent with our theme to own innovative companies, the Fund bought Cerner, a leading health care information technology company. Cerner has a history of innovation, providing a wide range of software, hardware and services, which are used across hospitals, pharmacies and physician practices. Cerner’s core product, electronic medical records, operates in a duopoly, and nearly two-thirds of revenue is recurring. At the time of our purchase, the stock was trading at a significant discount to its five-year average valuation. The stock is down because Cerner won a multi-billion contract from the U.S. Department of Veterans Affairs (VA) last June, but investors are worried that recent turnover at the VA could put Cerner’s contract in jeopardy. The stock is attractive even if the contract is delayed, and we think Cerner will be a long-term winner in the health care sector.

Rounding out the Fund’s positioning, overweight sectors include consumer staples, industrials and materials. The Fund continues to be significantly underweight the energy sector. Oil prices seem to face a volatile and long-term downward bias due to shale oil supply and less certain hydrocarbon demand as renewable energy gains share.

The first quarter was marked by a return of volatility. As such, we believe the Fund’s time-tested stock selection strategy can minimize losses if the current correction becomes more severe. Our goal is to offer investors an attractive balance of upside market participation with meaningful downside protection.

Thank you for your confidence and investment in the Parnassus Core Equity Fund.

Sincerely,

Todd C. Ahlsten	Benjamin E. Allen
Lead Portfolio Manager	Portfolio Manager

Quarterly Report • Q1 2018	PARNASSUS FUNDS

PARNASSUS ENDEAVOR FUND

Ticker: Investor Shares - PARWX

Ticker: Institutional Shares - PFPWX

As of March 31, 2018, the NAV of the Parnassus Endeavor Fund – Investor Shares was $36.26, so the total return for the quarter was a loss of 2.47%. This compares to a loss of 0.76% for the S&P 500 Index (“S&P 500”) and a loss of 0.75% for the Lipper Multi-Cap Core Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). The Fund’s underperformance for the quarter caused us to lag the S&P 500 for the one-year period as well, although we are slightly ahead of the Lipper average for the past year. Longer-term, we’re substantially ahead of both benchmarks for all time periods (three-, five- and ten-years). See the table below for the details.

Parnassus Endeavor Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended March 31, 2018

Parnassus Endeavor Fund Investor Shares	12.22	12.48	16.02	14.12	0.92	0.92

Parnassus Endeavor Fund Institutional Shares	12.42	12.69	16.14	14.18	0.72	0.72

S&P 500 Index	13.99	10.78	13.31	9.49	NA	NA

Lipper Multi-Cap Core Average	12.48	7.85	11.22	8.20	NA	NA

The average annual total return for the Parnassus Endeavor Fund-Institutional Shares from commencement (April 30, 2015) was 12.83%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Endeavor Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

Strategy Review

For those of you who are new investors in the Parnassus Endeavor Fund, I would like to take this opportunity to review our strategy. For each stock we invest in, I try to calculate the intrinsic value of the company. I do this by looking at cash flow, earnings, assets, liabilities, margins, ratios and a number of other quantitative measures. I also look at qualitative things like the company’s management, the quality of its products and services, the efficiency of its operations and the outlook for its future. In cooperation with the ESG team here at Parnassus, I try to decide if a company is a good corporate citizen. We try to decide if a company is a good place to work and if it has a good environmental protection policy.

Once I’ve determined that a firm is a good corporate citizen and has a good business model, I compare the price of the stock with our estimate of its intrinsic value. If a stock is trading at a price that’s one-third lower than its intrinsic value, we invest. In other words, we won’t pay more than 67% of what we think a company is worth. Of course, there’s no way of knowing for sure what a stock is worth, so it’s really just an educated guess. However, we do leave ourselves a margin of safety, because we’re buying a stock well below our estimate of its intrinsic value.

At any one time, there are not a lot of stocks selling at such a big discount, but there are some. When a stock is selling at such a low price, there is always a reason for it. Something bad has happened to the company. It could be new competition, increased material costs, departure of good management, marketing mistakes or other errors in business judgment. When I find out what caused the decline, I try to determine if the change is permanent or temporary. If I think it’s permanent, I stay away from the stock. If I think

PARNASSUS FUNDS	Quarterly Report • Q1 2018

it’s temporary and management can improve the situation, I buy. Naturally, I’m not right all the time, but I’m right often enough so that the Parnassus Endeavor Fund has had great long-term performance.

When I buy a stock that has gone down, there’s no guarantee that it won’t go down further. There’s no way I can be certain where the bottom is. In fact, most of the time when I buy a stock, it does go down further. Despite this, I am buying a stock at a bargain price most of the time, and it usually goes higher – sometimes much higher. I keep the stock in our portfolio until it reaches my estimate of its intrinsic value, then I sell it.

What all this means is that in the short-run, there will be a lot of fluctuations and our issues may go down a lot. In the long-run, though, most of them have climbed much higher, which has been the driving force of the Parnassus Endeavor Fund’s long-run returns.

Company Analysis

There were four companies that hurt our performance the most this quarter, and they are all trading at prices below our cost. In my opinion, though, their intrinsic value is much higher than their current market quotations. Over the next one to three years, I expect their market value to climb much higher.

Qualcomm dropped 13.5% during the quarter from $64.02 to $55.41, cutting 122 basis points from the Fund’s return. A basis point is 1/100th of one percent, so the stock cut 1.22% off our Fund’s return. The company makes and licenses semiconductors that go into the telecommunications components of almost every smartphone in the world. Singapore-based Broadcom made an offer to purchase Qualcomm for $79 a share, but Qualcomm’s management said the company was worth more than that, so they resisted the takeover. Ultimately, the U.S. government blocked the deal on national security grounds, because of the sensitive nature of some of Qualcomm’s government contracts. The company is also involved in a dispute with Apple over the price of the semiconductors that Apple licenses, and Apple has stopped paying for the chips. At some point, Apple and Qualcomm will settle the dispute and the stock should move much higher.

Drugstore chain CVS Health reduced the Fund’s return by 85 basis points, as its stock dropped 15.9% from our average cost of $74.01 to $62.21. Shares fell after the company announced it would invest a significant portion of its tax savings in increased wages and enhanced service offerings in its drugstores. We like the fact that it’s paying its workers more, and in the long-run, this should help business operations with better employees and a dedicated workforce. We also like the

Parnassus Endeavor Fund as of March 31, 2018 (percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

expanded service offerings, which should increase revenue over time. We have a different view of things from those investors who are selling their stock. The stock is trading at bargain levels, and we expect it to move higher in the future.

Toy-manufacturer Mattel cut 68 basis points off the Fund’s return, as its stock dropped 14.5% from $15.38 to $13.15. The shares fell after Toys “R” Us, the largest U.S. toy-store chain, announced the liquidation of all its domestic stores. This will mean less retail outlets for Mattel’s toys, and liquidation clearance sales will mean that consumers will buy their toys out of existing inventory, reducing sales for Mattel. Eventually though, the liquidation inventory will be gone, and sales will bounce back. Also, new chief executive Margo Georgiadis has a plan to streamline the company and improve its digital presence. This should help the stock to move higher.

Hanesbrands, a leading manufacturer of undergarments and athletic apparel, subtracted 46 basis points from the Fund’s return, as its stock declined 11.3% from our average cost of $20.89 to $18.42 at the end of the quarter. Retail store closures and inventory reductions at Walmart and Target, its most important retail outlets, led to sluggish demand for its products.

Quarterly Report • Q1 2018	PARNASSUS FUNDS

Also hurting earnings were higher freight costs and elevated cotton prices. Despite these temporary headwinds, the company’s brands remain strong. Hanes is also seeing strong growth in its online business and in its Champion line of activewear.

Three stocks made positive contributions to the Fund’s return. Micron Technology was our best performer, adding 71 basis points to the Fund’s return, as the stock jumped 26.8% from $41.12 to $52.14. Prices for Micron’s dynamic random access memory chips (DRAMs) continue to move higher, due to strong demand from datacenters and smartphone manufacturers. The company expects earnings to reach a fifth consecutive all-time high next quarter.

Autodesk, the leading software-provider for architects, engineers and designers, climbed 19.8% from $104.83 to $125.58, adding 66 basis points to the Fund’s return. Earnings climbed, driven by a shift toward high-margin suite products and the addition of 127,000 new subscribers. The company continues to make solid progress in its sales shift to subscriptions from individual unit sales, as evidenced by the increase in recurring revenue from 86% last year to 93% this year. The stock should continue to move higher based on earnings growth from its robust pipeline of cloud-based products and expanding opportunities in the construction sector.

Gilead Sciences, the biotechnology firm that makes therapies for HIV and hepatitis C, contributed 54 basis points to the Fund’s return, as its stock rose 5.2% from $71.64 to $75.39. During the quarter, the FDA approved Gilead’s Biktarvy, a new once-a-day HIV pill, which the company expects to be its best HIV product to date. This new medicine is not toxic to the liver, has minimal drug interaction and it’s not necessary to test for hepatitis B before use. Also, after three years of declining hepatitis C revenue, management indicated that revenue should stop falling in 2018.

Outlook and Strategy

For the first time in nine consecutive quarters, the S&P 500 ended the period lower than it started. The quarterly loss was small, just less than 1%, but represented a 10% decline from the market’s peak reached on January 26. What happened? First, stocks in the United States have been on an extraordinary winning streak since the financial crisis gripped the nation a decade ago. The depth of that recession meant the economy had a long way to go to fully recover. Since stocks tend to reflect investor views of the economy, they were whipsawed from excessive pessimism at the start of the recovery, to excessive optimism, where market prices suggest we were at the start of this year. The first quarter pullback helped to temper those expectations.

What’s to come? There’s no question the economy has recovered. Unemployment is at 18-year lows, wage growth is strong and climbing, and consumer and business confidence is soaring. With the added boost of tax cuts, fiscal stimulus and pared-back regulations, corporate earnings still have room to expand. So while the economy is on solid ground, threats to further gains at this stage appear to be mostly external. Will the new Fed chairman hike interest rates prematurely? Will President Trump’s foreign policy spark a damaging trade war? Do excessive investor expectations set the market up for disappointment? Whether the quarter’s decline will be part of a larger correction to come, or just a blip in the market’s upward trajectory, hinges on the answers to questions such as these.

Because no one really knows the future, we spend our time on what we can know with some degree of certainty. For instance, when a stock is selling for a bargain price, we know that investor expectations are skewed toward pessimism. Sometimes, that pessimism is warranted, and we’ll pass on making an investment. Other times, our calculation of intrinsic value tells us that the pessimism is overdone, and we’ll buy the stock. If we’re right, and the market agrees with us, over time the company’s business model survives or adapts. The discount eventually disappears and translates directly into returns for our shareholders. Long-term, we believe this is the best approach for investing in the stock market, no matter if it goes up, down, or sideways.

Thank you for investing with us in the Parnassus Endeavor Fund.

Yours truly,

Jerome L. Dodson

Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q1 2018

PARNASSUS MID CAP FUND

Ticker: Investor Shares - PARMX

Ticker: Institutional Shares - PFPMX

As of March 31, 2018, the NAV of the Parnassus Mid Cap Fund – Investor Shares was $31.48, resulting in a loss of 1.84% for the first quarter. This compares to a loss of 0.46% for the Russell Midcap Index (“Russell”) and a loss of 1.16% for the Lipper Mid-Cap Core Average, which represents the average mid-cap core funds followed by Lipper (“Lipper average”).

Below is a table comparing the Parnassus Mid Cap Fund with the Russell and the Lipper average for the one-, three-, five- and ten-year periods. We’re particularly proud of the Fund’s three- and ten-year returns. The Parnassus Mid Cap Fund is trailing our Lipper peers for the one-year period, but it is well ahead of the Lipper average for the three-, five- and ten-year periods.

Parnassus Mid Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended March 31, 2018

Parnassus Mid Cap Fund Investor Shares	7.90	8.70	11.19	10.79	1.01	0.99

Parnassus Mid Cap Fund Institutional Shares	8.11	8.93	11.32	10.86	0.75	0.75

Russell Midcap Index	12.20	8.01	12.09	10.22	NA	NA

Lipper Mid-Cap Core Average	9.83	6.68	10.32	8.77	NA	NA

The average annual total return for the Parnassus Mid Cap Fund-Institutional Shares from commencement (April 30, 2015) was 9.64%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2018, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of net assets for the Parnassus Mid Cap Fund-Investor Shares and to 0.85% of net assets for the Parnassus Mid Cap Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2019, and may be continued indefinitely by the Adviser on a year-to-year basis.

First Quarter Review

The Parnassus Mid Cap Fund – Investor Shares underperformed this quarter, falling short of the Russell by 138 basis points (one basis point is 1/100th of one percent) and the Lipper average by 68 basis points. We’re disappointed that the Fund underperformed during the quarter, but the good news is that the Fund still did well during the quarter’s periods of decline. From January 29th to February 9th, when the Russell was down 8.55%, the Fund fell only 6.24%. The same is true for the period from March 13th to March 23rd, when the Russell fell 5.48%, and the Fund dropped only 4.90%.

The Fund benefitted slightly from having underweight positions in the real estate and energy sectors, because these sectors were two of the worst performing in the Russell. On the flip-side, our underweight in information technology hurt, because this was the best performing sector in the Russell. Our overweight in the consumer staples sector also hurt, because this sector performed relatively poorly.

The vast majority of our performance attribution is the result of stock selection. Our two worst performers were health care stocks that do business in the dental sector. This sector has typically benefitted from steady growth, strong secular tailwinds related to an aging population, increasing digitalization in the dental sector and attractive industry structure. However, recent significant shifts in distribution relationships across the dental industry, along with a slowdown in demand for dental consumables and increased customer consolidation, have pressured many of the industry players, including our holdings in Patterson Companies and Dentsply.

Our weakest performer during the quarter was Dentsply Sirona, one of the largest manufacturers

Quarterly Report • Q1 2018	PARNASSUS FUNDS

of dental equipment and consumables. The stock sank 23.6% from $65.83 to $50.31, cutting 85 basis points from the Fund’s return. Investors soured on the stock at the beginning of the year after the company replaced its interim CEO with a new CEO, which followed broader turnover at the end of last year. Shares fell further after the company provided lower than expected earnings guidance, reflecting increased investments in its sales force and product development. Despite the recent challenges, we believe the newly appointed management team brings a fresh perspective and is focusing on the right strategic actions to deliver sustainable growth over the long-term. We expect the stock to rebound as the company benefits from its sales force investments, a robust pipeline of innovative CAD/CAM solutions and dental implant offerings, and synergies between its Sirona and Dentsply segments.

Patterson Companies, a distributor of dental and animal health products, sliced 78 basis points from the Fund’s return, as it plummeted 38.5% from $36.13 to $22.23. The stock plunged after the company reported disappointing sales and lowered its fiscal year guidance, due to a sharp decline in demand for its dental consumables and equipment resulting from the loss of exclusivity with its largest manufacturing partner, Dentsply Sirona. On top of this issue, Patterson experienced disruption from its internal sales force changes and increased competition from online players such as Amazon, which contributed to market share losses in its accounts with dental practitioners. We’re disappointed with the company’s recent performance but hung on to our position because we felt that significant value could be unlocked if management focused on improving execution, streamlining the company’s assets and enhancing capital allocation. We’re hopeful that newly appointed CEO, Mark Walchirk, will move with a sense of urgency to improve performance and operating profits.

Shaw Communications, a cable and telecom company in Western Canada, reduced the Fund’s return by 53 basis points as its stock dropped 15.6% from $22.83 to $19.26. The stock fell as the company lost television subscribers while its profit margin was pressured by a new licensing agreement with its American peer, Comcast. We’re holding on to our position because Shaw’s future growth will be driven by its internet and wireless products, which produced solid results during the quarter. We also believe the new Comcast agreement has improved Shaw’s TV offering, which should stabilize its TV subscriber base and allow the growth in internet and wireless to flow through to the bottom line.

The Fund’s biggest winner was Motorola Solutions, the leading provider of mission-critical communications solutions. The stock added 65 basis points to the Fund’s return, as the shares soared 16.6% from $90.34 to

Parnassus Mid Cap Fund as of March 31, 2018 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

$105.30. The stock surged after the company reported revenue and earnings that exceeded expectations, as recent natural disasters and terrorist threats have emphasized the importance of dedicated, secure and resilient communications networks for public safety professionals. Investors also cheered the acquisition of Avigilon, a provider of video surveillance systems, as Motorola’s reputation and relationships should stimulate Avigilon’s growth.

Water infrastructure equipment provider Xylem climbed 12.8% from $68.20 to $76.92, increasing the Fund’s return by 40 basis points. Xylem reported solid fourth quarter earnings with broad-based sales and order growth across all end-markets, especially in public utilities. With continued market momentum and steady margin improvement heading into 2018, management projected earnings per share to increase by about 20% this year. The company is benefiting from strong infrastructure investment in the domestic municipal market, leading positions in developed Europe, and secular growth in emerging markets as water infrastructure is deployed.

Fiserv, a leading provider of software and services to banks in the United States, added 35 basis points to the Fund’s return, as its stock rose 8.8% from $65.57 to $71.31. The company reported better than expected earnings, driven by strength in its Payments segment from card services and electronic payments as well as in its Financial segment from its account processing

PARNASSUS FUNDS	Quarterly Report • Q1 2018

and lending businesses. Furthermore, management provided a favorable earnings outlook, supported by lower taxes resulting from recent tax reform, a strong sales pipeline and expanding operating margins. We remain bullish on the company’s growth prospects, as it benefits from a stable business model with significant recurring revenue, cost savings initiatives and a robust pipeline of new online banking and payments solutions.

Strategy and outlook

Volatility spiked this quarter, as the Russell took a breather from its long bull run, including last year’s near 20% return. Despite the soft quarter, the market has still returned nearly 375% since the trough reached in March of 2009. Stocks are cheaper than they were just a few months ago but are trading at 16.6 times next year’s earnings versus the ten-year average of 15.6 times. Furthermore, earnings are expected to rise a whopping 26% in 2018, due to a large extent to tax cuts, but the stock market appears to be pricing in these high expectations. It’s still a difficult environment to find bargains, but we are beginning to see some opportunities. We are proceeding cautiously though, because there are many risks for the overall market, including inflation, rising interest rates, trade-wars and geo-political uncertainty.

We continue to position the Fund with the goal to outperform in the event of a downturn. As a by-product of our bottom-up process, the Fund currently has a 21% weighting in the less-cyclical health care and consumer staples sectors. Only 14% of the Russell is in these two sectors. Our exposure to the cyclical financials, real estate and consumer discretionary sectors is 25% of the Fund, which is far below the Russell’s 38% weighting. We own slightly more industrials stocks than the benchmark, which might seem like a risky bet, considering that companies in these sectors are typically cyclical. However, a large portion of our holdings in this sector are less cyclical business-service companies.

We recently added to our financial sector exposure through the purchase of First Republic Bank, a San Francisco-based private bank focused on the attractive dynamic markets of San Francisco, New York City, Los Angeles and Boston. This brings the Fund’s financial sector exposure to 10%, although it is still well below the Russell’s 15%. The company has carved out a strong moat due to its exceptional customer service model, which attracts affluent individuals and successful small businesses and creates outsized loan growth with sterling credit quality. The stock had recently underperformed after the company raised its expense outlook to invest in its student loan refinancing program, which gave us an opportunity to buy the stock at an attractive valuation. We believe investors overreacted since the company’s core bank franchise is healthy and student loan business should attract the next generation of affluent customers and boost long-term growth.

We sold our position in Mattel this past quarter. We initially purchased the stock in 2017, with a view that the company’s turnaround efforts for its core brands like Fisher-Price, Barbie and Hot Wheels would create significant earnings upside over time. We wouldn’t rule out an eventual upturn in the business, but we became incrementally concerned about the company’s high debt leverage, further degradation of core brands, negative impact from the liquidation of Toys “R” Us and elongated turnaround timeframe. In the final analysis, we felt that the range of outcomes for the stock had widened too far.

We continue to own a relatively concentrated portfolio of 34 companies that we believe have compelling long-term risk-reward profiles. We do this by focusing on responsible, well-managed businesses that have growth prospects, competitive advantages and attractive valuations. We believe this strategy will lead to outperformance relative to our benchmarks over the long-term.

Thank you for your investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny	Lori A. Keith
Lead Portfolio Manager	Portfolio Manager

Quarterly Report • Q1 2018	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Ticker: Investor Shares - PRFIX

Ticker: Institutional Shares - PFPLX

As of March 31, 2018, the NAV of the Parnassus Fixed Income Fund – Investor Shares was $16.18, reflecting a loss for the quarter of 1.66% (including dividends). This compares to a loss of 1.46% for the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate Index”) and a loss of 1.44% for the Lipper Core Bond Fund Average, which represents the average return of the funds followed by Lipper that invest at least 85% of their assets in domestic investment grade bonds (“Lipper average”).

Below is a table comparing the performance of the Parnassus Fixed Income Fund with that of the Barclays Aggregate Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. For March 31, the 30-day subsidized SEC yield was 2.39%, and the unsubsidized SEC yield was 2.19%.

Parnassus Fixed Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for period ended March 31, 2018

Parnassus Fixed Income Fund Investor Shares	0.33	1.01	1.31	3.07	0.82	0.68

Parnassus Fixed Income Fund Institutional Shares	0.54	1.21	1.43	3.13	0.49	0.47

Bloomberg Barclays U.S. Aggregate Bond Index	1.20	1.20	1.82	3.63	NA	NA

Lipper Core Bond Funds Average	1.15	1.12	1.63	3.59	NA	NA

The average annual total return for the Parnassus Fixed Income Fund-Institutional Shares from commencement (April 30, 2015) was 1.33%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index) is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2018, Parnassus Investments has contractually agreed to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund-Investor Shares and to 0.58% of net assets for the Parnassus Fixed Income Fund-Institutional Shares. This agreement will not be terminated prior to May 1, 2019, and may be continued indefinitely by the Adviser on a year-to-year basis.

Quarter in Review

The Parnassus Fixed Income Fund performed in line with the Barclays Aggregates Index over the quarter as volatility returned to the market. Usually, the economy slows in the first quarter of each year, as the doldrums of winter weather slow down consumer spending. This winter was no exception, but investors remained focused on expectations for faster growth later in the year and rising inflation. Interest rates rose in the quarter, with the 10-year Treasury yield climbing over 30 basis points (one basis point is 1/100th of one percent).

Our corporate security portfolio declined by 1.78%, nicely outperforming corporate bonds within the Index, which declined by 2.32%. The Fund has a strong overweight position in corporate securities. While our portfolio did well versus the Index due to good bond selection, the heavy overweight in the Index’s worst-performing category pulled returns lower. In a down quarter, just one security pushed the total return meaningfully higher: preferred stock issued by Sempra Energy.

Sempra’s preferred shares rose 1.91% and added 7 basis points to the total return. We began including preferred stock last year, and we think it’s a great addition to the Fund. While it sounds like equity, preferred stock is considered a fixed income security because it provides interest on a regular basis. We participated in Sempra Energy’s new issuance of preferred stock this quarter, as the company raised money to complete its acquisition of Oncor. Sempra now has the largest utility customer base in the country. We think the management team is excellent and are impressed by the company’s technology investments to improve safety and efficiency.

PARNASSUS FUNDS	Quarterly Report • Q1 2018

Bonds issued by Comcast Corporation were the worst performers in the quarter, falling 4.40% and subtracting 8 basis points from the total return. In addition to providing internet service, Comcast also creates content, like movies and TV shows, and this business has become very competitive due to pressures from companies like Netflix. Comcast entered a bidding war for Sky in the quarter, a United Kingdom-based company that offers pay-TV and other media-related products, as management believes Sky will boost its position in the market. Investors aren’t as sure, and so the bonds fell in the quarter. We believe the company has high-quality assets and like its internet service business, and so expect the bonds to recover.

Very highly rated bonds are typically more stable than the market on average, as the parent company is expected to pay back the bond without difficulty. Novartis, the AA- rated pharmaceutical manufacturer, is once again part of this report, which means that it has been more volatile than expected given its credit rating. Our investment in Novartis lost 3.50% and removed 7 basis points from the total return. In this case, the company’s bonds were pushed lower by concerns about drug pricing in the U.S., and the company’s capital structure. However, the company’s new CEO has committed to refocusing the company on novel science and new drugs and is taking steps to clean up its capital structure. We believe management is making the right moves for more stable growth in the future.

Finally, bonds issued by Verisk lost 4.47% and removed 7 basis points from the total return. Verisk is one of the Fund’s two investments in 30-year bonds. Because the bonds have such a long maturity, they are very interest-rate sensitive. As rates rose during the quarter, the bonds lost value. We are very optimistic on Verisk’s core business, and believe the company is taking the right actions to continue to grow. While the value of these bonds move more dramatically than the broader market, they also provide a healthy yield and so continue to be a good long-term fit for the Fund.

Outlook and Strategy

The Fund saw few changes to its composition during the quarter, with most of the changes occurring in its preferred stock portfolio. Along with several other Parnassus Funds, we divested from Wells Fargo. As Ben Allen discussed earlier in the report, we were disappointed by the steady flow of bad news coming from the company and management’s inability to turnaround the company more quickly.

Parnassus Fixed Income Fund as of March 31, 2018 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

The purchase of Sempra Energy’s preferred stock is a great example of the synergy that exists between our fixed income research process and our equity research process. Sempra is a meaningful equity holding, and so we had an opportunity to meet with management about the Oncor acquisition, after which we decided to participate in the new issuance. With a 6% yield at the time of issuance, we think this is an excellent addition to the portfolio.

At the end of last year, we marveled at how quiet the bond market was for all of 2017. While most investors have been expecting volatility to return, some may have been surprised by how quickly sentiment changed. A growing economy is great for the country and its citizens but can present some challenges to bond investments because rising interest rates cause bond prices to fall.

Our investment strategy focuses on buying fixed income securities issued by excellent companies at an attractive valuation, and the volatility in the market does not alter that process. Instead, volatility should provide opportunities as securities become attractively priced. The Fund had about 10% cash at quarter end, higher than normal, and we expect that cash balance to decline as the market provides new bargains.

Quarterly Report • Q1 2018	PARNASSUS FUNDS

Thank you for your investment in the Parnassus Fixed Income Fund.

Samantha D. Palm

Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q1 2018

Responsible Investing Notes

One of the five ESG factors Parnassus Investments evaluates for every company in our Funds is customers. In short, we take a deep dive into a company’s customer and product profile, product quality and potential liability, sales and marketing practices, and other key issues that may vary by industry. When companies are in tune with and engage positively on complex social issues, they can foster outstanding relationships with their customers, which ultimately drives long-term success. We’ve noticed that companies are changing their approach to women. Some have fumbled (remember PepsiCo’s Lady Doritos?), while others are taking more thoughtful approaches in positioning their products and in their marketing efforts. Below are three examples in our portfolios that represent the latter.

CVS Health Corporation announced a commitment in January to create new standards for the beauty imagery found in its marketing materials. In short, CVS wants the images used in its stores and advertisements to be less re-touched and more relatable to its customers. The company introduced the CVS Beauty Mark, a watermark that will identify marketing images that aren’t “materially altered” to reconstruct the person’s weight, shape, skin color, eye color, wrinkles and other defining characteristics. CVS will also work with its beauty brand partners to develop specific guidelines to ensure consistency and transparency for the images used in its marketing campaigns. This new approach will send a powerful message to young girls and boys, women and men, that beauty imagery can be grounded in reality. Expect to see the CVS Beauty Mark beginning April of this year.

Mattel Inc., the toy maker, surveyed 8,000 mothers around the world and found that 86% are concerned about the kind of role models their daughters are exposed to. In honor of International Women’s Day, Mattel unveiled 17 new Barbie dolls that feature female role models of the past and present, including Frida Kahlo, Amelia Earhart, Katherine Johnson, Ibtihaj Muhammad, Martyna Wojciechowska and Patty Jenkins. Included on the company’s website is a printable activity sheet, which highlights Amelia Earhart, Frida Kahlo, and Katherine Johnson’s historical achievements. This initiative is a fantastic way for children to be exposed to and inspired by women who have broken boundaries in a variety of fields and cultures.

The Walt Disney Company’s record-breaking Black Panther movie received praise for director Ryan Coogler’s portrayal of strong feminist characters. Notably, Nakia (Lupita Nyong’o), Okoye (Danai Gurira), Ramonda (Angela Bassett), and Shuri (Letitia Wright) are depicted on an equal footing with the lead male character, the Black Panther (Chadwich Boseman). Without spoiling much of the movie (I encourage you to see it if you haven’t already), it was a breath of fresh air to see so many female characters that were not overshadowed by male heroes, but instead portrayed as heroines in their own right. My hope is that other media companies noticed this development and will come up with their own ways to continue this trend.

Thank you for your investment in the Parnassus Funds. It is a privilege to have you as an investor.

Yours truly,

Iyassu Essayas

Director of ESG Research

Quarterly Report • Q1 2018	PARNASSUS FUNDS

PARNASSUS FUND

Portfolio of Investments as of March 31, 2018 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets

Motorola Solutions Inc.	500,000	52,650,000	5.1%
Alliance Data Systems Corp.	245,000	52,150,700	5.1%
Progressive Corp.	850,000	51,790,500	5.0%
Gilead Sciences Inc.	646,000	48,701,940	4.7%
Thomson Reuters Corp.	1,040,000	40,196,000	3.9%
Intel Corp.	745,000	38,799,600	3.8%
Mondelez International Inc., Class A	870,500	36,325,965	3.5%
Nielsen Holdings plc	1,109,500	35,271,005	3.4%
Cognizant Technology Solutions Corp.	400,000	32,200,000	3.1%
Pentair plc	460,000	31,339,800	3.1%
Alphabet Inc., Class A	30,000	31,114,200	3.0%
Mattel Inc.	2,300,000	30,245,000	2.9%
First Horizon National Corp.	1,600,000	30,128,000	2.9%
Signature Bank	210,000	29,809,500	2.9%
Public Storage	140,000	28,054,600	2.7%
Hologic Inc.	746,734	27,897,982	2.7%
C.H. Robinson Worldwide Inc.	280,000	26,238,800	2.6%
Charles Schwab Corp.	500,000	26,110,000	2.5%
Novartis AG (ADR)	321,301	25,977,186	2.5%
Praxair Inc.	175,000	25,252,500	2.5%
Nutrien Ltd.	500,000	23,630,000	2.3%
Allergan plc	139,775	23,522,735	2.3%
PPG Industries Inc.	209,000	23,324,400	2.3%
Dentsply Sirona Inc.	455,000	22,891,050	2.2%
CVS Health Corp.	346,000	21,524,660	2.1%
KLA-Tencor Corp.	195,920	21,357,239	2.1%
FedEx Corp.	85,000	20,409,350	2.0%
Axalta Coating Systems Ltd.	673,680	20,338,399	2.0%
eBay Inc.	505,000	20,321,200	2.0%
Starbucks Corp.	347,000	20,087,830	2.0%
Patterson Companies Inc.	856,000	19,028,880	1.9%
Expeditors International of Washington Inc.	300,000	18,990,000	1.9%
Air Lease Corp.	440,000	18,752,800	1.8%
Redwood Trust Inc.	1,100,000	17,017,000	1.7%
Belmond Ltd.	1,000,000	11,150,000	1.1%
Hannon Armstrong Sustainable	455,000	8,872,500	0.9%

Total investment in equities		1,011,471,321	98.5%
Total short-term securities		17,942,710	1.7%

Other assets and liabilities		(2,104,219)	(0.2%)

Total net assets		1,027,309,812	100.0%

Net asset value as of March 31, 2018
Investor shares		$46.62
Institutional shares		$46.62

PARNASSUS FUNDS	Quarterly Report • Q1 2018

PARNASSUS CORE EQUITY FUND

Portfolio of Investments as of March 31, 2018 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets

Gilead Sciences Inc.	10,740,062	809,693,274	5.3%
Praxair Inc.	5,206,716	751,329,119	4.9%
CVS Health Corp.	11,295,198	702,674,268	4.6%
The Walt Disney Co.	6,671,807	670,116,295	4.4%
VF Corp.	8,851,723	656,089,709	4.3%
Danaher Corp.	6,280,221	614,896,438	4.0%
Novartis AG (ADR)	6,624,807	535,615,646	3.5%
Mastercard Inc.	2,969,000	520,050,040	3.4%
Verisk Analytics Inc	4,953,831	515,198,424	3.3%
The Clorox Company	3,693,180	491,599,190	3.2%
Starbucks Corp.	8,483,529	491,111,494	3.2%
American Express Co.	5,172,626	482,502,553	3.1%
Charles Schwab Corp.	9,032,393	471,671,562	3.0%
United Parcel Service Inc., Class B	4,435,122	464,179,869	3.0%
Mondelez International Inc., Class A	10,258,582	428,090,627	2.8%
Intel Corp.	7,717,674	401,936,462	2.6%
Waste Management Inc.	4,761,257	400,516,939	2.6%
Motorola Solutions Inc.	3,682,737	387,792,206	2.5%
Sempra Energy	3,439,098	382,496,480	2.5%
Alphabet Inc., Class C	339,650	350,447,474	2.3%
Hologic Inc.	9,316,091	348,049,160	2.2%
Pentair plc	5,071,456	345,518,297	2.2%
Xylem Inc.	4,418,382	339,861,943	2.2%
First Republic Bank	3,628,362	336,022,605	2.2%
Sysco Corp.	5,490,031	329,182,259	2.1%
Alphabet Inc., Class A	314,291	325,963,768	2.1%
MDU Resources Group Inc.	11,427,283	321,792,289	2.1%
Iron Mountain Inc.	9,724,670	319,552,656	2.1%
Apple Inc.	1,848,717	310,177,738	2.0%
The Procter & Gamble Co.	3,896,237	308,893,669	2.0%
Public Storage	1,435,983	287,756,633	1.9%
PPG Industries Inc.	2,150,832	240,032,851	1.5%
National Oilwell Varco Inc.	4,553,090	167,599,243	1.1%
WD-40 Co.	1,220,000	160,674,000	1.0%
KLA-Tencor Corp	1,392,411	151,786,723	1.0%
Cerner Corp.	2,404,380	139,454,040	0.9%

Total investment in equities		14,960,325,943	97.1%
Total short-term securities		547,264,011	3.6%

Other assets and liabilities		(107,357,562)	(0.7%)

Total net assets		15,400,232,392	100.0%

Net asset value as of March 31, 2018
Investor shares		$42.40
Institutional shares		$42.46

Quarterly Report • Q1 2018	PARNASSUS FUNDS

PARNASSUS ENDEAVOR FUND

Portfolio of Investments as of March 31, 2018 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets

Gilead Sciences Inc.	7,500,000	565,425,000	10.8%
QUALCOMM Inc.	9,800,000	543,018,000	10.4%
Allergan plc	1,650,000	277,678,500	5.3%
Mattel Inc.	19,500,000	256,425,000	4.9%
CVS Health Corp.	3,800,000	236,398,000	4.5%
Bristol-Myers Squibb Co.	3,500,000	221,375,000	4.2%
Autodesk Inc.	1,700,000	213,486,000	4.1%
United Parcel Service Inc., Class B	2,000,000	209,320,000	4.0%
Hanesbrands Inc.	11,000,000	202,620,000	3.9%
American Express Co.	2,150,000	200,552,000	3.8%
Signature Bank	1,400,000	198,730,000	3.8%
Perrigo Co. plc	2,200,000	183,348,000	3.5%
Micron Technology Inc.	3,500,000	182,490,000	3.5%
Nielsen Holdings plc	5,700,000	181,203,000	3.5%
Novartis AG (ADR)	2,125,000	171,806,250	3.3%
VF Corp.	2,300,000	170,476,000	3.3%
Charles Schwab Corp.	3,200,000	167,104,000	3.2%
International Business Machine Corp.	1,000,000	153,430,000	2.9%
Intel Corp.	2,800,000	145,824,000	2.8%
Alphabet Inc., Class A	135,000	140,013,900	2.7%
Alliance Data System Corp.	630,000	134,101,800	2.6%
Hologic Inc.	2,600,000	97,136,000	1.9%
Capital One Financial Corp.	700,000	67,074,000	1.3%
Costco Wholesale Corp.	350,000	65,950,500	1.3%
Deere & Co.	150,000	23,298,000	0.3%
Cummins Inc.	100,000	16,209,000	0.3%
C.H. Robinson Worldwide Inc.	150,000	14,056,500	0.3%
Applied Materials Inc.	100,000	5,561,000	0.1%
Lam Research Corp.	25,000	5,079,000	0.1%
Apple Inc.	25,000	4,194,500	0.1%

Total investment in equities		5,053,382,950	96.7%
Total short-term securities		169,334,009	3.2%

Other assets and liabilities		2,647,087	0.1%

Total net assets		5,225,364,046	100.0%

Net asset value as of March 31, 2018
Investor shares		$36.26
Institutional shares		$36.31

PARNASSUS FUNDS	Quarterly Report • Q1 2018

PARNASSUS MID CAP FUND

Portfolio of Investments as of March 31, 2018 (unaudited)

Equities	Shares	Market Value ($)	Percent of Net Assets

Fiserv Inc.	1,700,310	121,249,106	4.5%
Motorola Solutions Inc.	1,141,379	120,187,208	4.4%
Verisk Analytics Inc.	987,403	102,689,912	3.8%
Xylem Inc.	1,324,880	101,909,769	3.8%
MDU Resources Group Inc.	3,500,000	98,560,000	3.6%
Sysco Corp.	1,596,411	95,720,804	3.5%
Iron Mountain Inc.	2,820,145	92,669,965	3.4%
Praxair Inc.	640,000	92,352,000	3.4%
VF Corp.	1,209,803	89,670,598	3.3%
Teleflex Inc.	346,473	88,343,686	3.3%
Hologic Inc.	4,528,796	87,224,611	3.2%
Shaw Communications Inc., Class B	2,331,917	87,120,420	3.2%
First Horizon National Corp.	4,618,997	86,975,714	3.2%
The Clorox Company	647,571	86,198,176	3.2%
SEI Investments Co.	1,097,545	82,217,096	3.0%
Sempra Energy	700,000	77,854,000	2.9%
Dentsply Sirona Inc.	1,545,174	77,737,704	2.9%
eBay Inc.	1,912,776	76,970,106	2.9%
McCormick & Co.	713,620	75,922,032	2.8%
Pentair plc	2,030,662	74,748,668	2.8%
Fortive Corp.	952,090	73,806,017	2.7%
National Oilwell Varco Inc.	1,081,980	73,715,297	2.7%
First Republic Bank	731,622	67,755,513	2.5%
Hanesbrands Inc.	3,600,000	66,312,000	2.5%
Axalta Coating System Ltd.	952,590	60,298,947	2.2%
Expeditors International of Washington Inc.	1,975,820	59,650,006	2.2%
Public Storage	288,369	57,786,264	2.2%
Ecolab Inc.	410,000	56,198,700	2.1%
KLA-Tencor Corp.	472,835	51,543,743	1.9%
Thomson Reuters Corp.	1,065,039	41,163,757	1.5%
Patterson Companies Inc.	1,572,224	34,950,540	1.3%
First American Financial Corp.	470,000	27,579,600	1.0%
Waste Management Inc.	321,500	27,044,580	1.0%
Northwest Natural Gas Co.	397,500	22,915,875	0.9%

Total investment in equities		2,537,042,414	93.8%
Total short-term securities		161,976,282	6.0%

Other assets and liabilities		5,328,289	0.2%

Total net assets		2,704,346,985	100.0%

Net asset value as of March 31, 2018
Investor shares		$31.48
Institutional shares		$31.53

Quarterly Report • Q1 2018	PARNASSUS FUNDS

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of March 31, 2018 (unaudited)

Preferred Stocks	Interest Rate	Maturity Date	Shares	Market Value ($)	Percent of Net Assets

Sempra Energy	6.00%	01/15/2021	50,000	5,118,500	2.2%
Public Storage	5.15%	06/02/2022	121,127	2,937,330	1.3%

Total investment in preferred stocks				8,055,830	3.5%

Commercial Mortgage-Backed Securities			Principal Amount ($)

JP Morgan Mortgage Trust Series 2011-C4, Class A4	4.39%	07/15/2046	1,000,000	1,033,339	0.4%
JP Morgan Mortgage Trust Series 2013-C13, Class A2	2.67%	01/15/2046	976,276	975,559	0.4%
JP Morgan Mortgage Trust Series 2011-C4, Class A3	4.11%	07/15/2046	893,066	893,289	0.4%
UBS-Barclays Mortgage Trust Series 2012-C2, Class A3	3.06%	05/10/2063	758,144	761,365	0.3%

Total investment in commercial mortgage-backed securities				3,663,552	1.5%

Corporate Bonds

Mastercard Inc.	3.38%	04/01/2024	4,500,000	4,545,616	2.0%
Novartis Capital Corp.	3.00%	11/20/2025	4,500,000	4,390,033	1.9%
VF Corp.	3.50%	09/01/2021	4,000,000	4,077,988	1.8%
Masco Corp.	3.50%	04/01/2021	4,000,000	4,016,880	1.7%
Hilton Worldwide Finance LLC	4.63%	04/01/2025	4,000,000	3,995,000	1.7%
Charles Schwab Corp.	3.45%	02/13/2026	4,000,000	3,968,884	1.7%
Apple Inc.	2.85%	02/23/2023	4,000,000	3,967,136	1.7%
Pentair Finance SA	3.15%	09/15/2022	4,050,000	3,940,561	1.7%
Praxair Inc.	3.20%	01/30/2026	3,977,000	3,931,070	1.7%
Comcast Corp.	3.38%	02/15/2025	4,000,000	3,926,260	1.7%
3M Company	2.88%	10/15/2027	4,000,000	3,865,720	1.7%
Hologic Inc.	4.38%	10/15/2025	4,000,000	3,860,000	1.7%
The Walt Disney Co.	2.95%	06/15/2027	4,000,000	3,853,756	1.7%
Danaher Corp.	3.35%	09/15/2025	3,750,000	3,778,635	1.6%
Microsoft Corp.	2.40%	08/08/2026	4,000,000	3,722,316	1.6%
Alphabet Inc.	2.00%	08/15/2026	4,000,000	3,634,704	1.6%
Starbucks Corp.	3.85%	10/01/2023	3,500,000	3,625,772	1.6%
Burlington Northern Santa Fe Corp.	3.85%	09/01/2023	3,500,000	3,603,768	1.6%
Sealed Air Corp.	5.25%	04/01/2023	3,500,000	3,596,250	1.5%
Applied Materials Inc.	2.65%	10/01/2025	3,500,000	3,594,902	1.5%
The Clorox Company	3.50%	12/15/2024	3,500,000	3,507,836	1.5%

PARNASSUS FUNDS	Quarterly Report • Q1 2018

PARNASSUS FIXED INCOME FUND

Portfolio of Investments as of March 31, 2018 (unaudited) (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets

Bristol-Myers Squibb Co.	3.25%	02/27/2027	3,500,000	3,463,842	1.5%
United Parcel Service Inc.	2.45%	10/01/2022	3,500,000	3,409,676	1.5%
Costco Wholesale Corp.	3.00%	05/18/2027	3,500,000	3,383,951	1.5%
National Oilwell Varco Inc.	2.60%	12/01/2022	3,500,000	3,342,493	1.4%
Verisk Analytics Inc.	5.50%	06/15/2045	3,000,000	3,338,967	1.4%
Autodesk Inc.	4.38%	06/15/2025	3,200,000	3,289,443	1.4%
Altera Corp.	4.10%	11/15/2023	3,000,000	3,125,430	1.4%
CVS Health Corp.	4.10%	03/25/2025	3,000,000	3,021,150	1.3%
Iron Mountain Inc.	6.00%	08/15/2023	2,900,000	2,997,469	1.3%
Adobe Systems Inc.	3.25%	02/01/2025	3,000,000	2,986,773	1.3%
Regency Centers LP	3.75%	06/15/2024	3,000,000	2,973,942	1.3%
Hanesbrands Inc.	4.63%	05/15/2024	3,000,000	2,936,250	1.3%
FedEx Corp.	2.70%	04/15/2023	3,000,000	2,929,668	1.3%
Waste Management Inc.	2.90%	09/15/2022	2,500,000	2,473,468	1.1%
Gilead Sciences Inc.	3.70%	04/01/2024	2,000,000	2,008,926	0.9%
Waste Management Inc.	3.50%	05/15/2024	2,000,000	2,004,400	0.9%
Agilent Technologies Inc.	3.20%	10/01/2022	2,000,000	1,978,662	0.9%
Nordstrom Inc.	4.00%	03/15/2027	2,000,000	1,948,628	0.8%
Agilent Technologies Inc.	3.05%	09/22/2026	2,000,000	1,881,040	0.8%
Starbucks Corp.	2.45%	06/15/2026	2,000,000	1,865,626	0.8%
Apple Inc.	4.38%	05/13/2045	1,500,000	1,582,803	0.7%
Nordstrom Inc.	4.00%	10/15/2021	1,500,000	1,530,107	0.7%
Southwest Air 07-1 Trust	6.15%	08/01/2022	1,115,695	1,198,745	0.5%

Total investment in corporate bonds				141,074,546	61.2%

Federal Agency Mortgage-Backed Securities

Freddie Mac Pool Q52093	3.50%	11/01/2047	4,402,760	4,416,017	1.9%
Fannie Mae Pool BH1207	4.00%	06/01/2047	4,245,181	4,371,827	1.9%
Fannie Mae Pool AK2413	4.00%	02/01/2042	2,670,808	2,760,806	1.2%
Fannie Mae Pool AB5163	2.50%	05/01/2027	2,249,966	2,222,505	1.0%
Freddie Mac Pool Q36308	4.00%	09/01/2045	1,142,915	1,180,552	0.5%
Fannie Mae Pool AS2502	4.00%	05/01/2044	1,003,160	1,036,924	0.5%
Freddie Mac Pool Q52832	4.00%	12/01/2047	982,922	1,010,022	0.4%
Freddie Mac Pool C91754	4.50%	02/01/2034	870,764	915,671	0.4%
Fannie Mae Pool 890430	3.50%	07/01/2027	735,007	750,010	0.3%
Fannie Mae Pool AV0971	3.50%	08/01/2026	685,490	699,483	0.3%

Total investment in federal agency mortgage-backed securities				19,363,817	8.4%

Quarterly Report • Q1 2018	PARNASSUS FUNDS

Supranational Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)	Percent of Net Assets

European Bank for Reconstruction & Development	1.63%	04/10/2018	4,000,000	3,999,944	1.7%

Total investment in supranational bonds				3,999,944	1.7%

U.S. Government Treasury Bonds

U.S. Treasury	2.75%	11/15/2023	4,000,000	4,028,592	1.7%
U.S. Treasury	2.25%	11/15/2024	4,000,000	3,895,468	1.7%
U.S. Treasury	1.88%	12/31/2019	3,000,000	2,979,960	1.3%
U.S. Treasury	1.88%	07/31/2022	3,000,000	2,919,492	1.3%
U.S. Treasury	2.38%	05/15/2027	3,000,000	2,910,585	1.3%
U.S. Treasury	2.50%	05/15/2024	2,000,000	1,983,282	0.9%
U.S. Treasury	1.88%	12/15/2020	2,000,000	1,974,376	0.9%
U.S. Treasury	1.75%	06/30/2022	2,000,000	1,938,360	0.8%
U.S. Treasury	2.13%	05/15/2025	2,000,000	1,926,016	0.8%
U.S. Treasury	2.00%	06/30/2024	2,000,000	1,924,610	0.8%
U.S. Treasury (TIPS)	1.75%	01/15/2028	1,182,540	1,300,106	0.6%
U.S. Treasury (TIPS)	0.63%	07/15/2021	1,099,180	1,112,525	0.5%
U.S. Treasury (TIPS)	0.13%	01/15/2022	1,094,560	1,082,919	0.5%
U.S. Treasury (TIPS)	0.38%	07/15/2025	1,044,670	1,031,470	0.4%
U.S. Treasury	1.50%	07/15/2020	1,000,000	981,367	0.4%

Total investment in U.S. government treasury bonds				31,989,128	13.9%
Total long-term investments				208,146,817	90.2%
Total short-term securities				17,718,043	7.7%

Other assets and liabilities				5,005,901	2.1%

Total net assets				230,870,761	100.0%

Net asset value as of March 31, 2018
Investor shares				$16.18
Institutional shares				$16.18

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